Exhibit 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


         We consent to the incorporation by reference in Registration Statement No. 333-91196 and No. 333-105231 on Form S-8 of Pacific State Bancorp of our report, dated March 10, 2005, appearing in this Amendment No. 1 to the Annual Report on Form 10-K/A of Pacific State Bancorp for the year ended December 31, 2004.


                                           /s/ Perry-Smith LLP


Sacramento, California
September 9, 2005